PARKSTERLING

2014Q2 Earnings Conference Call

July 24, 2014

(NASDAQ: PSTB)

Forward Looking Statements and Non-GAAP Measures

PARKSTERLING

This presentation contains, and Park Sterling and its management may make, certain statements that constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These statements can be identified by the fact that they do not relate strictly to historical or current facts and often use words such as "may," "plan," "contemplate," "anticipate," "believe," "intend," "continue," expect," "project," "predict," "estimate," "could," "should," "would," "will," "goal," "target" and similar expressions. These forward-looking statements express management's current expectations or forecasts of future events and, by their nature, are subject to risks and uncertainties and there are a number of factors that could cause actual results to differ materially from those in such statements. Factors that might cause such a difference include, but are not limited to: failure to realize synergies and other financial benefits from the merger with Provident Community within the expected time frames; increases in expected costs or decreases in expected savings or difficulties related to integration matters; inability to identify and successfully negotiate and complete additional combinations with other potential merger partners or to successfully integrate such businesses into Park Sterling, including the company's ability to adequately estimate or to realize the benefits and cost savings from and limit any unexpected liabilities acquired as a result of any such business combinations; failure to generate an adequate return on investment related to the Richmond branch or other hiring initiatives; inability to generate future organic growth in loan balances or retail banking or wealth management or mortgage banking results through the hiring of new personnel, development of new products, opening of de novo branches or otherwise; the effects of negative or soft economic conditions, including stress in the commercial real estate markets or failure of continued recovery in the residential real estate markets; changes in consumer and investor confidence and the related impact on financial markets and institutions; changes in interest rates; failure of assumptions underlying the establishment of allowances for loan losses; deterioration in the credit quality of the loan portfolio or in the value of the collateral securing those loans; deterioration in the value of securities held in the investment securities portfolio; the possibility of recognizing other than temporary impairments on holdings of collateralized loan obligation securities as a result of the Volcker Rule; the impacts on Park Sterling of a potential increasing rate environment; the potential impacts of any additional government shutdown and further debt ceiling impasse, including the risk of a U.S. credit rating downgrade or default, or continued global economic instability, which could cause disruptions in the financial markets, impact interest rates, and cause other potential unforeseen consequences; fluctuations in the market price of the common stock, regulatory, legal and contractual requirements of Park Sterling, other uses of capital, the company's financial performance, market conditions generally, and future actions by the board of directors, in each case impacting repurchases of common stock or declaration of dividends; legal and regulatory developments, including changes in the federal risk-based capital rules; increased competition from both banks and nonbanks; changes in accounting standards, rules and interpretations, inaccurate estimates or assumptions in accounting, including acquisition accounting fair market value assumptions and accounting for purchased credit-impaired loans, and the impact on Park Sterling's financial statements; and management's ability to effectively manage credit risk, market risk, operational risk, legal risk, and regulatory and compliance risk.

You should not place undue reliance on any forward-looking statement and should consider all of the above uncertainties and risks, as well as those more fully discussed in any of Park Sterling's filings with the SEC. Forward-looking statements speak only as of the date they are made, and Park Sterling and Provident Community undertake no obligation to update any forward-looking statement to reflect the impact of circumstances or events that arise after the date the forward-looking statement was made.

NON-GAAP FINANCIAL MEASURES

Certain financial measures contained herein represent non-GAAP financial measures. For more information about these non-GAAP financial measures and the presentation of the most directly comparable financial measures calculated in accordance with GAAP and accompanying reconciliations, see the appendix in this presentation.

Second Quarter Highlights

PARKSTERLING

Strong Financial Performance and Advancement of Growth Initiatives (1)

- Reported strong operating results
  - Adjusted net income available to common shareholders* of $3.8 million, or $0.09 per share
  - Adjusted annualized return on average assets* of 0.71%
  - Organic loan growth of $70.8 million, or 22% annualized
  - Discretionary assets under management growth of $40.9 million, or 47% annualized
  - Mortgage origination growth of $31.6 million, or 132%
  - Nonperforming loans to total loans decreased 5 bps to 0.65%
  - Nonperforming assets to total assets decreased 9 bps to 1.14%
  - Tangible common equity to tangible assets* of 10.35%
  - Tier 1 leverage ratio of 10.60%
  - Declared cash dividend on common shares of $0.02 per share (July 2014)
- Closed merger with Provident Community
  - Consummated open bank merger in 57 days
  - Integration on schedule for 2014Q3 core conversion
- Continued investment in key businesses
  - Remain active attracting experienced local bankers across all lines of business
  - Remain focused on enhancing product and service offerings
  - Increasingly engaged in evaluating *de novo* branch opportunities
- Focused on driving long-term shareholder value
  - Leverage recent investments in organic growth opportunities
  - Remain active in disciplined M&A discussions

*Unaudited. * Non-GAAP financial measure (reconciliation to the most comparable GAAP measure is presented in the Appendix).*
(1) Financial comparisons to March 31, 2014 and the three months then ended.

Building an Exceptional Franchise

- Completion of Provident Community merger (May 1, 2014) enhances already strong franchise
  - Premier regional bank franchise headquartered in the Charlotte-Concord-Gastonia MSA
    - 20 branch network
    - 49% of total deposits
  - Attractive branch network extending through Upstate South Carolina into North Georgia
  - Additional origination capabilities in Richmond, Raleigh, Wilmington and Charleston
- Broad capabilities and superior talent now driving organic growth across multiple areas
  - Commercial
  - Retail and small business
  - Wealth management
  - Mortgage banking
- Strong financial profile supports future growth
  - Top quartile asset quality
  - Available capital and liquidity

I am PARKSTERLING
...You can count on me.


Richmond
95
VA
85
Raleigh
NC
Charlotte
Greenville
Rock Hill
Greenwood
SC
85
26
Wilmington
Charleston
GA
95
PSTB Branch (54)

Source: SNL and company data.

Earnings Profile

PARKSTERLING

Three Month Results

	2013Q2	2013Q3	2013Q4	2014Q1	2014Q2
Net Income					
Total interest income	$ 20,144	$ 19,736	$ 19,602	$ 19,206	$ 21,157
Total interest expense	1,473	1,422	1,900	1,931	2,078
Net interest income	18,671	18,314	17,702	17,275	19,079
Provision for loan losses	75	(419)	780	(17)	(365)
Net interest income after provision	18,596	18,733	16,922	17,292	19,444
Noninterest income	3,968	3,257	4,404	3,486	4,016
Noninterest expense	16,784	15,670	15,726	15,743	18,274
Pretax income	5,780	6,320	5,600	5,035	5,186
Income tax expense	1,968	2,106	1,561	1,480	1,760
Net income	$ 3,812	$ 4,214	$ 4,039	$ 3,555	$ 3,426
Preferred dividends	302	-	-	-	-
Net income available to common	$ 3,510	$ 4,214	$ 4,039	$ 3,555	$ 3,426
Net income available to common per share	$ 0.08	$ 0.10	$ 0.09	$ 0.08	$ 0.08
Weighted average dilutive shares	*44,204,581*	*44,273,821*	*44,288,998*	*44,264,178*	*44,213,802*
Adjusted Net Income*					
Reported pretax income	$ 5,780	$ 6,320	$ 5,600	$ 5,035	$ 5,186
Plus: merger-related expenses	822	167	386	81	594
Less: (gain) loss on sale of securities	(104)	-	6	(276)	33
Adjusted pretax income	6,498	6,487	5,992	4,840	5,813
Income tax expense	2,235	2,162	1,697	1,414	1,972
Adjusted net income	$ 4,263	$ 4,325	$ 4,295	$ 3,426	$ 3,841
Preferred dividends	302	-	-	-	-
Adjusted net income available to common	$ 3,961	$ 4,325	$ 4,295	$ 3,426	$ 3,841
Adjusted net income available to common per share	$ 0.09	$ 0.10	$ 0.10	$ 0.08	$ 0.09

- Net income available to common shareholders of $3.4 million, or $0.08 per share, in 2014Q2
  - Compared to $3.6 million, or $0.08 per share, in 2014Q1
- Adjusted net income available to common shareholders* of $3.8 million, or $0.09 per share, in 2014Q2 (excludes merger-related expenses and gain or loss on sale of securities)
  - Compared to $3.4 million, or $0.08 per share, in 2014Q1
- Driving factors
  - Organic loan growth and Provident Community merger led to higher net interest income
  - Reversal of impairment on PCI loan pool led to net release in provision for loan losses
  - Increased service charges, in part due to Provident Community merger, and mortgage banking activity contributed to higher noninterest income
  - Noninterest expenses increased due to hiring initiatives and Provident Community merger

*(Unaudited; 2013Q4 derived from audited financial statements; $ in thousands, except per share amounts. Net interest income includes accretion from purchase accounting adjustments associated with acquired loans.) * Non-GAAP financial measure (reconciliation to the most comparable GAAP measure is presented in the table above).*

Net Interest Income

Three Month Results

	2013Q2	2013Q3	2013Q4	2014Q1	2014Q2
Average Balance					
Loans, including LHFS	$ 1,337,318	$ 1,319,037	$ 1,310,381	$ 1,305,157	$ 1,397,158
Marketable securities	302,358	343,816	356,930	399,208	428,996
Other earning assets	102,636	85,044	55,377	59,802	112,305
Total earning assets	1,742,312	1,747,897	1,722,688	1,764,167	1,938,459
Interest bearing deposits	1,327,566	1,324,495	1,301,781	1,357,606	1,492,529
Borrowed funds	79,187	78,474	85,611	78,571	87,556
Total interest-bearing liabilities	1,406,753	1,402,969	1,387,392	1,436,177	1,580,085
Interest Income (Expense) (non-tax equivalent basis)					
Loans, including fees	$ 18,805	$ 17,970	$ 17,753	$ 16,926	$ 18,734
Marketable securities	1,263	1,636	1,828	2,193	2,285
Other earning assets	76	130	21	87	138
Total interest income	20,144	19,736	19,602	19,206	21,157
Interest expense - deposits	(906)	(854)	(1,332)	(1,378)	(1,443)
Interest expense - borrowed funds	(567)	(568)	(568)	(553)	(635)
Total interest expense	(1,473)	(1,422)	(1,900)	(1,931)	(2,078)
Net interest income	$ 18,671	$ 18,314	$ 17,702	$ 17,275	$ 19,079
Average Yield and Rate (non-tax equivalent basis)					
Loans, including fees	5.64%	5.41%	5.38%	5.26%	5.38%
Marketable securities	1.68%	1.89%	2.03%	2.23%	2.14%
Other earning assets	0.30%	0.61%	0.15%	0.59%	0.49%
Total earning assets	4.64%	4.48%	4.51%	4.42%	4.38%
Interest bearing deposits	-0.27%	-0.26%	-0.41%	-0.41%	-0.39%
Borrowed funds	-2.87%	-2.87%	-2.63%	-2.85%	-2.91%
Total interest-bearing liabilities	-0.42%	-0.40%	-0.54%	-0.55%	-0.53%
Net interest spread	4.22%	4.08%	3.97%	3.87%	3.85%
Net interest margin	4.30%	4.16%	4.08%	3.97%	3.95%
Adjusted net interest margin*	4.17%	4.04%	3.99%	3.97%	3.93%

- Average earning assets increased $174.3 million (10%) in 2014Q2 to $1.94 billion
  - Average loans increased $92.0 million (7%) to $1.40 billion, driven by organic growth and Provident Community merger (see *Loan Portfolio*)
  - Average marketable securities increased $29.8 million (7%) to $429.0 million, driven by continued cash deployment (see *Marketable Securities Portfolio*)
  - Average other earning assets increased $52.5 million (88%), driven by cash from liquidation of acquired securities
- Net interest income increased $1.8 million (10%) in 2014Q2 to $19.1 million
  - Driven by increase in average earning assets
  - Partially offset by 2 basis point decrease in net interest margin to 3.95% with change in mix of earning assets
- Adjusted net interest margin* (excludes accelerated accretion of $86,000 in 2014Q2 and $18,000 in 2014Q1) decreased 4 basis points in 2014Q2 to 3.93%

*(Unaudited; 2013Q4 derived from audited financial statements; $ in thousands, except per share amounts. Net interest income includes accretion from purchase accounting adjustments associated with acquired loans.) * Non-GAAP financial measure (reconciliation to the most comparable GAAP measure is presented in the Appendix).*

Noninterest Income

PARKSTERLING

Three Month Results

	2013Q2	2013Q3	2013Q4	2014Q1	2014Q2
Noninterest Income					
Service charges on deposit accts	$ 616	$ 637	$ 629	$ 633	$ 1,001
Mortgage banking income	977	401	777	244	653
Income from wealth mgmt activities	731	910	848	775	773
ATM and card income, net	692	639	555	548	764
Income from bank-owned life insurance (BOLI)	528	537	417	1,120	525
Gain (loss) on sale of securities	104	-	(6)	276	(33)
Accretion (amortization) of indemnification asset	43	(45)	(218)	(482)	(738)
Other noninterest income	277	178	1,402	372	1,071
Total noninterest income	$ 3,968	$ 3,257	$ 4,404	$ 3,486	$ 4,016
Adjusted Noninterest Income*					
Total noninterest income	$ 3,968	$ 3,257	$ 4,404	$ 3,486	$ 4,016
Less: gain (loss) on sale of securities	(104)	-	6	(276)	33
Adjusted noninterest income	$ 3,864	$ 3,257	$ 4,410	$ 3,210	$ 4,049
Memo Items					
Discretionary assets held	$ 299,679	$ 325,292	$ 345,916	$ 348,836	$ 389,752
Non-discretionary assets held	491,921	481,642	193,485	99,413	49,711
Total wealth management assets	$ 791,600	$ 806,934	$ 539,401	$ 448,249	$ 439,463
Mortgage origination - purchase	$ 10,287	$ 9,868	$ 8,129	$ 5,636	$ 21,655
Mortgage origination - refinance	22,710	19,244	9,452	6,540	12,645
Mortgage origination - construction	11,825	11,097	10,654	11,882	21,404
Total mortgage origination	$ 44,822	$ 40,209	$ 28,235	$ 24,058	$ 55,704

Note: As previously discussed, in 2013Q3 the company decided to exit the custody portion of our wealth management business. This decision, which led to the 90% decrease in non-discretionary assets held to $49.7 million in 2014Q2 from $491.9 million in 2013Q2, is estimated to have had a negative impact on existing noninterest income of approximately $170,000 per quarter from 2013Q3 baseline. Resources previously focused on the custody business have been redirected to the company's core asset management business. Management believes the resulting improvements to the company's risk-return profile will enhance long-term shareholder value.

(Unaudited; 2013Q4 derived from audited financial statements; $ in thousands)

** Non-GAAP financial measure (reconciliation to the most comparable GAAP measure is presented in the table above).*

- Noninterest income increased $530,000 (15%) in 2014Q2 to $4.0 million
  - 2014Q2 results, driven by organic growth and the Provident Community merger, include
    - $368,000 (58%) increase in service charges
    - $409,000 (168%) increase in mortgage banking income (includes $159,000 linked-quarter increase related to ASC 815-10-S99-1)
    - $216,000 (39%) increase in ATM and card income
    - Negative impact from $256,000 (53%) increase in amortization of indemnification asset
  - Infrequent items largely offset over last three quarters
    - 2013Q4: $1.1 million (non-taxable) gain settling contingent underwriting fee from Bank's 2010 public offering
    - 2014Q1: $651,000 (non-taxable) death benefit in BOLI income and $276,000 in securities gains
    - 2014Q2: $936,000 (taxable) gain in other noninterest income from selling Class A MasterCard shares following 10-for-1 split and $33,000 in securities losses

Noninterest Expenses

PARKSTERLING

Three Month Results

	2013Q2	2013Q3	2013Q4	2014Q1	2014Q2
Noninterest Expenses					
Salaries and employee benefits	$ 8,800	$ 8,606	$ 8,386	$ 9,228	$ 9,684
Occupancy and equipment	1,980	1,861	1,941	2,005	2,249
Data processing and service fees	1,640	1,268	1,389	1,346	1,544
Legal and professional fees	861	732	655	661	1,122
Deposit charges and FDIC insurance	409	372	379	240	368
(Gain) loss on disposal of fixed assets	-	(2)	430	1	80
Communication fees	448	432	425	436	576
Postage and supplies	298	188	194	175	170
Loan and collection expense	679	556	411	288	304
Core deposit intangible amortization	257	257	257	257	317
Advertising and promotion	150	186	282	233	223
Net cost of operation of OREO	(36)	142	(48)	53	206
Other noninterest expense	1,298	1,072	1,025	820	1,431
Total noninterest expenses	$ 16,784	$ 15,670	$ 15,726	$ 15,743	$ 18,274
Memo Items					
Total noninterest expenses	$ 16,784	$ 15,670	$ 15,726	$ 15,743	$ 18,274
Merger-related expense	822	167	386	81	594
Adjusted noninterest expenses*	$ 15,962	$ 15,503	$ 15,340	$ 15,662	$ 17,680
Stock expense (non-cash)	$ 539	$ 405	$ 307	$ 246	$ 285
FTE headcount (#)	452	451	458	470	541

- Noninterest expenses increased $2.5 million (16%) in 2014Q2 to $18.3 million due to hiring initiatives and Provident Community merger
  - Legal and professional fees increased $461,000 (70%), including $433,000 of increased merger related expenses
- Adjusted noninterest expenses* (excludes merger-related expenses) increased $2.0 million (13%) in 2014Q2 to $17.7 million due to hiring initiatives and Provident Community merger
  - Salaries and employee benefits increased $437,000 (5%)
  - Occupancy and equipment increased $244,000 (12%)
  - Data processing and service fees increased $162,000 (12%)
  - Deposit charges and FDIC insurance increased $128,000 (53%) (2014Q1 included favorable true-up in the estimated assessment)
  - Net cost of operation of OREO increased $153,000 (289%)
  - Other noninterest expense increased $608,000 (75%) due, in part, to unfavorable true-up of franchise tax accruals

(Unaudited; 2013Q4 derived from audited financial statements; $ in thousands)

** Non-GAAP financial measure (reconciliation to the most comparable GAAP measure is presented in the table above).*

Peer Group Comparisons – Earnings Profile

PARKSTERLING

Adjusted Return on Average Assets (%)* (annualized)


1.20
1.00
0.80
0.60
0.40
0.20
0.81
0.72
0.87
0.85
0.88
0.83
0.70
0.73
0.71
0.63
0.97 0.70 0.57
0.91 0.79 0.62
0.81 0.70 0.42
0.86 0.74 0.64
2013Q2
2013Q3
2013Q4
2014Q1
2014Q2
75th %
50th %
25th %
PSTB (adj)*
PSTB

Adjusted Return on Average Equity (%)* (annualized)


10.00
9.00
8.00
7.00
6.00
5.00
4.00
3.00
2.00
1.00
6.07
5.38
6.63
6.46
6.47
6.09
5.23
5.43
5.78
5.16
9.14 6.66 4.93
8.91 7.33 6.14
6.92 5.77 4.09
8.14 6.89 5.96
2013Q2
2013Q3
2013Q4
2014Q1
2014Q2
75th %
50th %
25th %
PSTB (adj)*
PSTB

Adjusted Net Interest Margin (%)* (annualized)


5.00
4.50
4.00
3.50
3.00
2.50
2.00
1.50
1.00
0.50
4.30
4.17
4.16
4.04
4.08
3.99
3.97
3.97
3.95
3.93
4.28 3.93 3.41
4.46 3.96 3.57
4.36 4.00 3.62
4.27 3.88 3.54
2013Q2
2013Q3
2013Q4
2014Q1
2014Q2
75th %
50th %
25th %
PSTB (adj)
PSTB

Cost of Interest Bearing Deposits (%) (annualized)


0.70
0.60
0.50
0.40
0.30
0.20
0.10
0.27
0.26
0.41
0.41
0.39
0.63 0.55 0.42
0.59 0.51 0.39
0.58 0.46 0.32
0.54 0.42 0.27
2013Q2
2013Q3
2013Q4
2014Q1
2014Q2
75th %
50th %
25th %
PSTB

Source: SNL and company data
* Non-GAAP financial measure (reconciliation to the most comparable GAAP measure is presented in the Appendix).

Peer group percentiles include publicly-held depository institutions identified in Appendix.

Balance Sheet Trends

PARKSTERLING

Period-End Balance Sheet Composition

	2013Q2	2013Q3	2013Q4	2014Q1	2014Q2
Cash and equivalents	$ 112,710	$ 52,697	$ 55,067	$ 104,846	$ 69,020
Total securities (including non-marketable)	335,625	361,837	407,368	396,760	474,740
Loans held for sale	10,985	3,070	2,430	2,063	6,388
Total loans	1,304,659	1,316,342	1,295,808	1,302,826	1,473,661
Allowance for loan losses	(10,847)	(8,652)	(8,831)	(9,076)	(9,178)
Premises and equipment, net	56,929	56,670	55,923	55,893	59,362
FDIC loss share receivable	14,848	13,959	10,025	9,209	6,993
OREO	16,283	14,881	14,492	15,526	16,171
Bank-owned life insurance	47,019	47,485	47,832	47,840	56,831
Deferred tax asset	40,595	38,528	36,318	34,183	37,957
Goodwill and intangibles	35,563	35,306	35,049	34,792	41,478
Other assets	8,554	7,768	9,309	10,382	12,033
Total assets	$1,972,923	$1,939,891	$1,960,790	$2,005,244	$2,245,456
Total deposits	1,593,105	1,555,963	1,599,885	1,637,461	1,862,707
Total borrowings	78,988	99,634	78,048	79,458	86,819
Other liabilities	23,773	24,541	20,774	22,359	26,420
Total liabilities	1,695,866	1,680,138	1,698,707	1,739,278	1,975,946
Preferred equity	20,500	-	-	-	-
Common equity	256,557	259,753	262,083	265,966	269,510
Total liabilities and shareholders' equity	$1,972,923	$1,939,891	$1,960,790	$2,005,244	$2,245,456
Memo Items					
Covered loans	$ 85,146	$ 76,035	$ 71,134	$ 65,173	$ 54,825
Covered loans to total loans (%)	6.5%	5.8%	5.5%	5.0%	3.7%
Covered OREO	$ 6,542	$ 6,173	$ 5,088	$ 6,652	$ 5,234
Covered OREO to total OREO (%)	40.2%	41.5%	35.1%	42.8%	32.4%
Tangible book value per share*	$ 5.03	$ 5.10	$ 5.16	$ 5.26	$ 5.19
Tangible common equity to tangible assets*	11.41%	11.78%	11.79%	11.73%	10.35%
Period end dilutive shares	*43,950,905*	*44,007,484*	*43,960,270*	*43,930,017*	*43,914,300*

(Unaudited; 2013Q4 derived from audited financial statements. $ in thousands)
** Non-GAAP financial measure (reconciliation to the most comparable GAAP measure is presented in the Appendix).*

- Total assets increased $240.2 million (12%) in 2014Q2 to $2.25 billion due to organic loan growth and the Provident Community merger
  - Total loans increased $170.8 million (13%) to $1.47 billion (see *Loan Portfolio*)
  - Total securities increased $78.0 million (20%) to $474.7 million (see *Marketable Securities Portfolio*)
  - Cash and equivalents decreased $35.8 million (34%) to $69.0 million due to deployment into earning assets and payment of merger consideration
- Total liabilities increased $236.7 million (14%) in 2014Q2 to $1.98 billion
  - Driven by $225.2 million (14%) increase in total deposits (see *Funding Profile*)
- Total capital increased $3.5 million (1%) in 2014Q2 to $269.5 million
  - Tangible common equity to tangible assets* decreased to 10.35% due to balance sheet growth
  - Declared $0.02 per share dividend on common shares (July 2014)

Marketable Securities Portfolio

PARKSTERLING

Marketable Securities Mix by Type (%)


100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
1.5%
5.1%
19.3%
18.5%
26.1%
29.5%
1.9%
4.7%
20.5%
17.6%
24.5%
31.3%
1.7%
4.1%
19.3%
15.4%
27.1%
32.9%
1.6%
3.3%
19.5%
16.0%
27.3%
32.7%
2.1%
2.7%
17.7%
13.6%
31.8%
32.5%
2013Q2
2013Q3
2013Q4
2014Q1
2014Q2
Agency pass-through
Agency CMO
CMBS
ABS
Municipal
Other

Marketable Securities Mix by Designation (%)


100%
80%
60%
40%
20%
0%
100.0%
7.5%
92.5%
12.9%
87.1%
13.1%
86.9%
25.4%
74.6%
2013Q2
2013Q3
2013Q4
2014Q1
2014Q2
% AFS securities
% HTM securities

(Unaudited; 2013Q4 derived from audited financial statements. $ in thousands)
AFS securities reported at fair market value. HTM securities reported at amortized cost.

- Marketable securities increased $77.3 million (20%) to $468.8 million in 2014Q2 due to reinvestment of cash and securities acquired with Provident Community, leading to a slight shift in mix
  - Agency CMOs increased from 27.3% to 31.8% of total
  - CMBS decreased from 16.0% to 13.6% of total
  - ABS decreased from 19.5% to 17.7% of total
- Transferred $58.5 million in securities from AFS to HTM to manage mark-to-market risk
  - Taking advantage of early-June dip in Treasury rates
  - Increases HTM to $119.3 million, or 25.4% of total marketable securities
- Asset-backed securities included two CLOs totaling $14.8 million in FMV at 2014Q2 that do not currently comply with the Volcker Rule
  - Potential OTTI for ineligible bonds $178,000 (if not compliant prior to April 2017 deadline)

Loan Portfolio (excluding LHFS)

PARKSTERLING

Loans by Accounting Designation($)


$1,600,000
$1,400,000
$1,200,000
$1,000,000
$800,000
$600,000
$400,000
$200,000
$-
$1,304,659
$201,585
$493,660
$609,414
$1,316,342
$184,762
$433,695
$697,885
$1,295,808
$163,787
$404,440
$727,581
$1,302,826
$149,502
$375,675
$777,649
$1,473,661
$163,213
$413,151
$897,297
2013Q2
2013Q3
2013Q4
2014Q1
2014Q2
Non-acquired loans
Acquired performing loans
Acquired PCI loans

Loan Mix by Type (%)


100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
6.1%
11.4%
13.8%
9.9%
28.2%
30.6%
5.7%
11.1%
13.3%
10.8%
28.3%
30.8%
4.9%
11.1%
13.4%
11.0%
29.5%
30.1%
4.9%
11.0%
13.2%
9.4%
31.5%
30.0%
5.5%
10.5%
13.2%
9.1%
31.1%
30.6%
2013Q2
2013Q3
2013Q4
2014Q1
2014Q2
C&I and Owner-Occupied
CRE - Investor
AC&D
Resi Mortgage
HELOC
Other

(Unaudited; 2013Q4 derived from audited financial statements. $ in thousands)

- Total loans, excluding loans held for sale, increased $170.8 million (13%) in 2014Q2 to $1.47 billion

- In terms of loans by accounting designation in 2014Q2
  - Non-acquired loans increased $119.7 million (15%) to $897.3 million, driven by new origination activity (see *Loan Production*) and continued transfers from acquired performing loans
  - Acquired performing loans increased $37.5 million (10%) to $413.2 million, as a $68.0 million addition from Provident Community more than offset normal runoff of previously acquired loans
  - Acquired purchase credit impaired (PCI) loans increased $13.7 million (9%) to $163.2 million, as a $38.1 million addition from Provident Community more than offset normal runoff of previously acquired loans

- In terms of loan mix by type in 2014Q2
  - C&I and Owner-Occupied increased from 30.0% to 30.6%
  - CRE-Investor decreased from 31.5% to 31.1%
  - AC&D decreased from 9.4% to 9.1%
  - Residential mortgage held flat at 13.2%
  - HELOC decreased from 11.0% to 10.5%
  - Other loans increased from 4.9% to 5.5%

Loan Production (excluding LHFS)

PARKSTERLING

Loans by Market Segment

	2013Q2	2013Q3	2013Q4	2014Q1	2014Q2
Metro markets	$ 544,908	$ 571,527	$ 579,505	$ 603,628	$ 639,821
Community markets	446,672	426,297	414,231	400,121	394,979
Central business units	313,079	318,518	302,071	299,077	338,810
Legacy Park Sterling loans	1,304,659	1,316,342	1,295,808	1,302,826	1,373,610
Acquired Provident Community loans	-	-	-	-	100,051
Total loans	$1,304,659	$1,316,342	$1,295,808	$1,302,826	$1,473,661

Quarterly Commercial Loan Production ($ in thousands)


$140,000
$120,000
$100,000
$80,000
$60,000
$40,000
$20,000
$-
2013H1
$146.3 million
+ $58.0MM (40%)
2014H1
$204.3 million
$63,306
$82,967
$100,122
$67,167
$79,355
$124,934
2013Q1
2013Q2
2013Q3
2013Q4
2014Q1
2014Q2

Quarterly Retail Loan Production ($ in thousands)


$18,000
$16,000
$14,000
$12,000
$10,000
$8,000
$6,000
$4,000
$2,000
$-
2013H1
$7.1 million
+ $19.0MM (266%)
2014H1
$26.1 million
$3,024
$4,097
$4,717
$5,260
$10,539
$15,532
2013Q1
2013Q2
2013Q3
2013Q4
2014Q1
2014Q2

- Of the $170.8 million growth in total loans
  - Organic growth contributed $70.8 million (22% annualized) as legacy Park Sterling loans reached $1.37 billion
  - Provident Community acquired loans contributed $100.0 million, net of fair market value adjustments
- Lending activity improved across each market segment during the quarter
  - Metro markets reported a $36.2 million (24% annualized) increase to $639.8 million
  - Community market declines moderated to $5.1 million (5% annualized), totaling $395.0 million
  - Central business units reported a $39.7 million* (53% annualized) increase to $338.8 million
- Hiring and training initiatives continue to drive improved loan production in both commercial and retail/small business activities

(Unaudited; 2013Q4 derived from audited financial statements. $ in thousands) Commercial loan production includes all commercial loan funding and committed draw requests from Builder Finance.
** Note: Includes $25.6 million transfer from Metro markets to Central business unit reflecting new Wealth/Private Banking organization.*

Funding Profile

PARKSTERLING

Funding Profile

	2013Q2	2013Q3	2013Q4	2014Q1	2014Q2
Deposit Mix					
Noninterest bearing DDA	$ 265,246	$ 262,114	$ 255,861	$ 265,929	$ 331,866
MMDA, NOW and savings accounts	743,791	729,209	735,755	772,263	878,389
Time deposits < $250,000	442,458	424,947	404,323	385,027	461,208
Core deposits	1,451,495	1,416,270	1,395,939	1,423,219	1,671,463
Time deposits > $250,000	43,207	43,108	37,676	51,047	48,088
Brokered IND[1]	-	-	63,841	62,901	63,681
Brokered time deposits	98,403	96,585	102,429	100,294	79,475
Total deposits	$1,593,105	$1,555,963	$1,599,885	$1,637,461	$1,862,707
Borrowings and Shareholders' Equity					
Short-term borrowings	$ 2,176	$ 2,702	$ 996	$ 2,287	$ 8,575
FHLB advances	55,000	75,000	55,000	55,000	55,000
Subordinated debt	21,812	21,932	22,052	22,171	23,244
Total borrowings	$ 78,988	$ 99,634	$ 78,048	$ 79,458	$ 86,819
Preferred equity	$ 20,500	$ -	$ -	$ -	$ -
Common equity	256,557	259,753	262,083	265,966	269,510
Total shareholders' equity	$ 277,057	$ 259,753	$ 262,083	$ 265,966	$ 269,510
Memo Items					
Noninterest bearing DDA to total deposits	16.6%	16.8%	16.0%	16.2%	17.8%
Core deposits to total deposits	91.1%	91.0%	87.3%	86.9%	89.7%
Brokered deposits[2] to total deposits	6.2%	6.2%	10.4%	10.0%	7.7%
Wholesale funding[3] ratio	10.61%	11.85%	14.56%	14.13%	11.80%
Tangible common equity to tangible assets*	11.41%	11.78%	11.79%	11.73%	10.35%

1 - Brokered IND is an MMDA/ DDA sweep program offered through Promontory Interfinancial to broker-dealers.
2 - Brokered deposits include brokered IND and brokered time deposits.
3 - Wholesale funding ratio calculated as brokered deposits plus total borrowings to total deposits plus total borrowings.

- Total deposits increased $225.2 million (14%) to $1.86 billion at 2014Q2, driven primarily by the Provident Community merger
  - Noninterest bearing increased $65.9 million (25%)
  - MMDA, NOW and savings increased $106.1 million (14%)
  - Total time deposits increased $52.4 million (10%)
  - Core deposits represented 89.7% of total deposits
- Other funding activity in 2014Q2 included
  - Total borrowings increased $7.4 million (9%) to $86.8 million due primarily to increased Repo activity from Provident Community
  - Fully redeemed $6.9 million in 11% subordinated debt (June 30, 2014)
  - Assumed $7.8 million (net of acquisition accounting FMV adjustments) in LIBOR + 1.74% TRUPs subordinated debt from Provident Community
  - Total shareholders' equity increased $3.5 million (1%) to $269.5 million, driven by retained earnings and lower unrealized securities losses

(Unaudited; 2013Q4 derived from audited financial statements. $ in thousands)
** Non-GAAP financial measure (reconciliation to the most comparable GAAP measure is presented in the Appendix).*

Peer Group Comparisons – Capital and Liquidity

PARKSTERLING

Tier 1 Leverage Ratio (%)


14.00
12.00
10.00
8.00
6.00
4.00
2.00
11.80
11.11
11.63
11.73
10.60
10.94 10.23 8.90
11.23 10.55 9.50
11.26 10.16 8.82
11.32 10.14 8.51
2013Q2
2013Q3
2013Q4
2014Q1
2014Q2
75th %
50th %
25th %
PSTB

Reliance on Wholesale Funding (%)


18.00
16.00
14.00
12.00
10.00
8.00
6.00
4.00
2.00
10.61
11.85
14.56
14.13
11.80
15.47 8.83 6.39
14.13 9.55 6.11
15.80 10.37 5.71
15.56 10.18 6.16
2013Q2
2013Q3
2013Q4
2014Q1
2014Q2
75th %
50th %
25th %
PSTB

Tangible Common Equity* / Tangible Assets* (%)


14.00
12.00
10.00
8.00
6.00
4.00
2.00
11.41
11.78
11.79
11.73
10.35
9.05 8.06 6.95
9.21 8.19 7.04
9.19 8.16 7.23
9.58 8.42 7.32
2013Q2
2013Q3
2013Q4
2014Q1
2014Q2
75th %
50th %
25th %
PSTB

On-Hand Liquidity#/Liabilities (%)


25.00
20.00
15.00
10.00
5.00
19.98
18.21
20.53
20.77
18.44
18.10 15.77 11.49
17.99 16.31 11.01
16.05 14.12 10.72
15.40 13.78 9.99
2013Q2
2013Q3
2013Q4
2014Q1
2014Q2
75th %
50th %
25th %
PSTB

*Source: SNL and company data # On-hand liquidity includes interest –bearing balances, securities and Fed funds sold, less Fed funds purchased and pledged securities. * Non-GAAP financial measure (reconciliation to the most comparable GAAP measure is presented in the Appendix).*

Peer group percentiles include publicly-held depository institutions identified in Appendix.

Asset Quality

PARKSTERLING

Asset Quality Trends

	2013Q2	2013Q3	2013Q4	2014Q1	2014Q2
Asset Quality Measures					
Nonaccrual loans	$ 6,832	$ 6,778	$ 8,428	$ 5,092	$ 5,205
Troubled debt restructurings	7,767	7,527	3,854	3,562	3,550
Loans 90+-days past due, and still accruing	196	357	17	493	775
Nonperforming loans	14,795	14,662	12,299	9,147	9,530
OREO (covered and non-covered)	16,283	14,881	14,492	15,526	16,171
Nonperforming assets	$ 31,078	$ 29,543	$ 26,791	$ 24,673	$ 25,701
Nonperforming loans to total loans (%)	1.13%	1.11%	0.95%	0.70%	0.65%
Nonperforming assets to total assets (%)	1.58%	1.52%	1.37%	1.23%	1.14%
Net charge-offs (recoveries)	$ 274	$ 1,776	$ 805	$ (549)	$ (460)
Annualized net charge-offs to average loans (%)	0.08%	0.53%	0.24%	-0.17%	-0.13%
OREO Analysis					
Beginning OREO	$ 21,251	$ 16,283	$ 14,881	$ 14,492	$ 15,526
Additions	1,122	2,659	3,269	3,547	1,734
Acquired OREO	-	-	-	-	3,666
Write-downs	(784)	(139)	(242)	(146)	(748)
Sales	(5,306)	(3,922)	(3,416)	(2,367)	(4,007)
Ending OREO	$ 16,283	$ 14,881	$ 14,492	$ 15,526	$ 16,171
Memo: Covered OREO	$ 6,542	$ 6,173	$ 5,088	$ 6,652	$ 5,234
Memo: Covered OREO to Total OREO (%)	40.2%	41.5%	35.1%	42.8%	32.4%

(Unaudited; 2013Q4 derived from audited financial statements. $ in thousands)

- Asset quality ratios continued to improve from already attractive levels following the Provident Community merger
  - Nonperforming loans increased $383,000 (4%) to $9.5 million, but decreased 5 basis points to 0.65% of total loans
  - Nonperforming assets increased $1.0 million (4%) to $25.7 million, but decreased 9 basis points to 1.14% of total assets
    - Includes $5.2 million of covered OREO, which represents 32% of total OREO
  - Reported net recovery of $460,000, or 0.13% of total loans (annualized)

Allowance for Loan Losses and FMV Adjustments

PARKSTERLING

Allowance for Loan Losses and FMV Adjustments

	2013Q2	2013Q3	2013Q4	2014Q1	2014Q2
Allowance for Loan Losses					
Quantitative ("FAS 5")	$ 7,568	$ 6,259	$ 6,491	$ 6,540	$ 6,197
Qualitative ("FAS 5")	916	1,441	1,096	1,300	2,022
Specific ("FAS 114")	979	946	884	713	959
PCI loan impairments ("SOP 03-3")	1,384	6	360	523	-
Ending Balance	$ 10,847	$ 8,652	$ 8,831	$ 9,076	$ 9,178
Acquired Loan Fair Market Value (FMV) Adjustments					
Performing acquired loans	$ 500,130	$ 436,375	$ 406,369	$ 377,593	$ 411,601
Less: remaining FMV adjustments	(6,470)	(5,269)	(4,408)	(3,978)	(4,056)
Performing acquired loans, net	493,660	431,106	401,961	373,615	407,545
FMV adjustments %	*-1.29%*	*-1.21%*	*-1.08%*	*-1.05%*	*-0.99%*
PCI loans	143,430	134,202	116,342	106,983	136,816
Less: remaining FMV adjustments	(23,085)	(22,187)	(20,512)	(19,638)	(26,415)
PCI loans, net	120,345	112,015	95,830	87,345	110,401
FMV adjustments %	*-16.09%*	*-16.53%*	*-17.63%*	*-18.36%*	*-19.31%*
Covered (performing and PCI)	95,864	89,269	83,300	75,265	65,351
Less: remaining FMV adjustments	(14,624)	(13,933)	(12,864)	(11,048)	(10,526)
Covered, net	81,240	75,336	70,436	64,217	54,825
FMV adjustments %	*-15.25%*	*-15.61%*	*-15.44%*	*-14.68%*	*-16.11%*
Total acquired loans, net	$ 695,245	$ 618,457	$ 568,227	$ 525,177	$ 572,771
Memo Items					
Total loans, excluding LHFS	$1,304,659	$1,316,342	$1,295,808	$1,302,826	$1,473,661
ALLL to total loans (%)	0.83%	0.66%	0.68%	0.70%	0.62%
Aggregate FMV adjustment	$ 44,179	$ 41,389	$ 37,784	$ 34,664	$ 40,997
Adjusted allowance*	$ 55,026	$ 50,041	$ 46,615	$ 43,740	$ 50,175
Adjusted allowance to total loans* (%)	4.22%	3.80%	3.60%	3.36%	3.40%
Accretion to interest income	$ 4,035	$ 3,591	$ 3,702	$ 3,692	$ 4,268
Reclass to (from) non-accretable difference	(1,053)	(1,699)	(4,698)	(4,504)	(1,829)
Increase from Provident Community	-	-	-	-	7,179
Period end accretable yield	42,248	39,703	39,249	41,084	45,659

(Unaudited; 2013Q4 derived from audited financial statements; $ in thousands) *Non-GAAP measure, provided as supplemental information for comparing combined allowance and FMV adjustments to combined acquired and non-acquired loan portfolios. FMV adjustments are available for losses only on acquired loans. Reconciliation to closest GAAP measure provided in Appendix. Covered loans exclude acquired performing reclassified as non-acquired.

- Remain comfortable with allowance for loan losses and remaining acquisition accounting FMV adjustments for acquired loans
- Allowance for loan losses increased $102,000 (1%) in 2014Q2 to $9.2 million
  - Allowance for loan losses to total loans decreased 8 bps to 0.62%
  - 39% of total loans remain subject to acquisition accounting FMV adjustments
- Remaining acquisition accounting FMV adjustments for acquired loans increased $6.3 million (18%) in 2014Q2 to $41.0 million due to Provident Community merger
  - FMV adjustments to acquired loans increased 56 bps to 7.16%
  - Combined allowance and FMV adjustments to total loans increased 4 bps to 3.40%*
- Period end accretable yield increased $4.6 million (11%) in 2014Q2 to $45.7 million, driven by Provident Community merger
  - Aggregate PCI loans continue to perform well

Peer Group Comparisons – Asset Quality

PARKSTERLING

NPLs to Total Loans (%)



5.00
4.50
4.00
3.50
3.00
2.50
2.00
1.50
1.00
0.50
1.13
1.11
0.95
0.70
0.65
4.36 2.49 1.71
3.97 2.32 1.30
4.01 2.28 1.37
3.77 2.17 1.21
2013Q2
2013Q3
2013Q4
2014Q1
2014Q2
75th %
50th %
25th %
PSTB

NPAs to Total Assets (%)



5.00
4.50
4.00
3.50
3.00
2.50
2.00
1.50
1.00
0.50
1.58
1.52
1.37
1.23
1.14
4.56 2.28 1.64
4.12 2.18 1.58
3.54 2.07 1.50
3.26 2.00 1.41
2013Q2
2013Q3
2013Q4
2014Q1
2014Q2
75th %
50th %
25th %
PSTB

Allowance for Loan Losses to Total Loans (%)



4.50
4.00
3.50
3.00
2.50
2.00
1.50
1.00
0.50
4.22
3.80
3.60
3.36
3.40
0.83
0.66
0.68
0.70
0.62
2.15 1.71 1.26
2.06 1.56 1.21
2.05 1.42 1.19
2.03 1.37 1.15
2013Q2
2013Q3
2013Q4
2014Q1
2014Q2
75th %
50th %
25th %
PSTB - Adjusted*
PSTB

Annualized NCOs to Average Loans (%)



1.20
1.00
0.80
0.60
0.40
0.20
(0.20)
(0.40)
0.08
0.09
0.53
0.25
0.24
0.24
(0.17)
(0.22)
(0.13)
(0.13)
1.01 0.21
0.54 0.33 0.15
0.51 0.41
0.35 0.13 0.02
2013Q2
2013Q3
2013Q4
2014Q1
2014Q2
75th %
50th %
25th %
PSTB - Adjusted*
PSTB

Source: SNL and company data *Non-GAAP measure, provided as supplemental information for comparing the combined allowance and FMV adjustments to the combined acquired and non-acquired loan portfolios. FMV adjustments are available for losses only on acquired loans. Reconciliation to closest GAAP measure provided in Appendix.

Peer group percentiles include publicly-held depository institutions identified in Appendix.

Closing Comments

Strong Financial Performance In 2014Q2[1]

- Reported strong operating results
  - Adjusted net income available to common shareholders* of $3.8 million, or $0.09 per share
  - Adjusted annualized return on average assets* of 0.71%
  - Organic loan growth of $70.8 million, or 22% annualized
  - Discretionary assets under management growth of $40.9 million, or 47% annualized
  - Mortgage origination growth of $31.6 million, or 132%
  - Nonperforming loans to total loans decreased 5 bps to 0.65%
  - Nonperforming assets to total assets decreased 9 bps to 1.14%
  - Tangible common equity to tangible assets* of 10.35%
  - Tier 1 leverage ratio of 10.60%
  - Declared cash dividend on common shares of $0.02 per share (July 2014)

Well Positioned For Future Growth

- Strong balance sheet and asset quality position the company well for growth
  - Organic opportunities
    - Remain active attracting experienced local bankers across all lines of business
    - Remain focused on enhancing product and service offerings
    - Increasingly engaged in evaluating *de novo* branch opportunities
  - Partnership opportunities
    - Closed Provident Community merger (May 1, 2014)
    - Remain active in disciplined M&A discussions

*Unaudited. * Non-GAAP financial measure (reconciliation to the most comparable GAAP measure is presented in the Appendix).*
(1) Financial comparisons to March 31, 2014 and the three months then ended.

PARKSTERLING

Reconciliation of Non-GAAP Measures

PARKSTERLING

PARK STERLING CORPORATION
RECONCILIATION OF NON-GAAP MEASURES
($ in thousands, except per share amounts)
(three month and period end results unless otherwise stated)

	June 30, 2014 (Unaudited)	March 31, 2014 (Unaudited)	December 31, 2013 (Unaudited)	September 30, 2013 (Unaudited)	June 30, 2013 (Unaudited)
Adjusted net income (three months)					
Pretax income (as reported)	$ 5,186	$ 5,035	$ 5,600	$ 6,320	$ 5,780
Plus: merger-related expenses	594	81	386	167	822
(gain) loss on sale of securities	33	(276)	6	-	(104)
Adjusted pretax income	5,813	4,840	5,992	6,487	6,498
Tax expense	1,972	1,414	1,697	2,162	2,235
Adjusted net income	$ 3,841	$ 3,426	$ 4,295	$ 4,325	$ 4,263
Preferred dividends	-	-	-	-	302
Adjusted net income available to common shareholders	$ 3,841	$ 3,426	$ 4,295	$ 4,325	$ 3,961
Divided by: weighted average diluted shares	44,213,802	44,264,178	44,288,998	44,273,821	44,204,581
Adjusted net income available to common shareholders per share	$ 0.09	$ 0.08	$ 0.10	$ 0.10	$ 0.09
Estimated tax rate	*33.93%*	*29.21%*	*28.32%*	*33.40%*	*34.40%*
Adjusted net interest margin					
Net interest income (as reported)	$ 19,079	$ 17,275	$ 17,702	$ 18,314	$ 18,671
Less: accelerated mark accretion	(86)	(18)	(365)	(529)	(560)
Adjusted net interest income	18,993	17,257	17,337	17,785	18,111
Divided by: average earning assets	1,938,459	1,764,187	1,722,688	1,747,886	1,742,312
Multiplied by: annualization factor	4.01	4.06	3.97	3.97	4.01
Adjusted net interest margin	3.93%	3.97%	3.99%	4.04%	4.17%
Net interest margin	3.95%	3.97%	4.08%	4.16%	4.30%
Adjusted noninterest income					
Noninterest income (as reported)	$ 4,016	$ 3,486	$ 4,404	$ 3,257	$ 3,968
Less: (gain) loss on sale of securities	33	(276)	6	-	(104)
Adjusted noninterest income	$ 4,049	$ 3,210	$ 4,410	$ 3,257	$ 3,864
Adjusted noninterest expense					
Noninterest expense (as reported)	$ 18,274	$ 15,743	$ 15,726	$ 15,670	$ 16,784
Less: merger-related expenses	(594)	(81)	(386)	(167)	(822)
Adjusted noninterest expense	17,680	15,662	15,340	15,503	15,962
Adjusted return on average assets					
Adjusted net income available to common shareholders	$ 3,841	$ 3,426	$ 4,295	$ 4,325	$ 3,961
Divided by: average assets	2,168,914	1,976,654	1,936,759	1,967,904	1,967,736
Multiplied by: annualization factor	4.01	4.06	3.97	3.97	4.01
Adjusted return on average assets	0.71%	0.70%	0.88%	0.87%	0.81%
Return on average assets	0.63%	0.73%	0.83%	0.85%	0.72%
Adjusted return on average equity					
Adjusted net income available to common shareholders	$ 3,841	$ 3,426	$ 4,295	$ 4,325	$ 3,961
Divided by: average common equity	266,304	265,544	263,217	258,860	261,511
Multiplied by: annualization factor	4.01	4.06	3.97	3.97	4.01
Adjusted return on average equity	5.78%	5.23%	6.47%	6.63%	6.07%
Return on average equity	5.16%	5.43%	6.09%	6.46%	5.38%

(Unaudited; $ in thousands)

Non-GAAP Financial Measures

Tangible assets, tangible common equity, tangible book value, adjusted net income available to common shareholders, adjusted net interest margin, adjusted noninterest income, adjusted noninterest expenses, adjusted allowance for loan losses, adjusted net charge-offs (recoveries), and related ratios and per share measures, including adjusted return on average assets and adjusted return on average equity, as used throughout this presentation, are non-GAAP financial measures. Management uses (i) tangible assets, tangible common equity and tangible book value (which exclude goodwill and other intangibles from equity and assets), and related ratios, to evaluate the adequacy of shareholders' equity and to facilitate comparisons with peers; (ii) adjusted allowance for loan losses (which includes net FMV adjustments related to acquired loans) as supplemental information for comparing the combined allowance and fair market value adjustments to the combined acquired and non-acquired loan portfolios (fair market value adjustments are available only for losses on acquired loans); (iii) adjusted net charge-offs/recoveries (which exclude the impact of acquisition accounting related to PCI loans) to evaluate both its asset quality and asset quality trends, and to facilitate comparisons with peers; and (iii) adjusted net income, adjusted noninterest income and adjusted noninterest expenses (which exclude merger-related expenses and gain or loss on sale of securities, as applicable), adjusted net interest margin (which excludes accelerated accretion of net acquisition accounting fair market value adjustments), and adjusted return on average assets and adjusted return on average equity (which exclude merger-related expenses and gain on or loss sale of securities) to evaluate core earnings and to facilitate comparisons with peers.

Reconciliation of Non-GAAP Measures

PARKSTERLING

PARK STERLING CORPORATION
RECONCILIATION OF NON-GAAP MEASURES
($ in thousands, except per share amounts)
(three month and period end results unless otherwise stated)

	June 30, 2014 (Unaudited)	March 31, 2014 (Unaudited)	December 31, 2013 (Unaudited)	September 30, 2013 (Unaudited)	June 30, 2013 (Unaudited)
Tangible common equity to tangible assets					
Total assets	$ 2,245,456	$ 2,005,244	$ 1,960,790	$ 1,939,891	$ 1,972,923
Less: intangible assets	(41,478)	(34,792)	(35,049)	(35,306)	(35,563)
Tangible assets	$ 2,203,978	$ 1,970,452	$ 1,925,741	$ 1,904,585	$ 1,937,360
Total common equity	$ 269,510	$ 265,966	$ 262,083	$ 259,753	$ 256,557
Less: intangible assets	(41,478)	(34,792)	(35,049)	(35,306)	(35,563)
Tangible common equity	$ 228,032	$ 231,174	$ 227,034	$ 224,447	$ 220,994
Tangible common equity	$ 228,032	$ 231,174	$ 227,034	$ 224,447	$ 220,994
Divided by: tangible assets	$ 2,203,978	$ 1,970,452	$ 1,925,741	$ 1,904,585	$ 1,937,360
Tangible common equity to tangible assets	10.35%	11.73%	11.79%	11.78%	11.41%
Common equity to assets	12.00%	13.26%	13.37%	13.39%	13.00%
Tangible book value per share					
Issued and outstanding shares	44,833,516	44,726,416	44,730,669	44,761,384	44,700,805
Less: nondilutive restricted stock awards	(919,216)	(796,399)	(770,399)	(753,900)	(749,900)
Period end dilutive shares	43,914,300	43,930,017	43,960,270	44,007,484	43,950,905
Tangible common equity	$ 228,032	$ 231,174	$ 227,034	$ 224,447	$ 220,994
Divided by: period end dilutive shares	43,914,300	43,930,017	43,960,270	44,007,484	43,950,905
Tangible common book value per share	$ 5.19	$ 5.26	$ 5.16	$ 5.10	$ 5.03
Common book value per share	$ 6.14	$ 6.05	$ 5.96	$ 5.90	$ 5.84
Adjusted allowance for loan losses					
Allowance for loan losses	$ 9,178	$ 9,076	$ 8,831	$ 8,652	$ 10,847
Plus: acquisition accounting FMV adjustments to acquired loans	40,987	34,663	37,783	41,389	44,179
Adjusted allowance for loan losses	$ 50,165	$ 43,739	$ 46,614	$ 50,041	$ 55,026
Divided by: total loans (excluding LHFS)	$ 1,473,661	$ 1,302,826	$ 1,295,808	$ 1,316,342	$ 1,304,659
Adjusted allowance for loan losses to total loans	3.40%	3.36%	3.60%	3.80%	4.22%
Allowance for loan losses to total loans	0.62%	0.70%	0.68%	0.66%	0.83%
Adjusted net charge-offs (recoveries) (annualized)					
Net charge-offs (recoveries)	$ (460)	$ (549)	$ 805	$ 1,776	$ 274
Less: net charge-offs (recoveries) of PCI loans (ASC 310-30)	-	(149)	-	(960)	23
Adjusted net charge-offs (recoveries)	$ (460)	$ (698)	$ 805	$ 816	$ 297
Divided by: average loans	$ 1,397,158	$ 1,305,157	$ 1,310,381	$ 1,319,026	$ 1,337,318
Multiplied by: annualization factor	4.01	4.06	3.97	3.97	4.01
Adjusted net charge-offs (recoveries) (annualized) to average loans	-0.13%	-0.22%	0.24%	0.25%	0.09%
Net charge-offs (recoveries) (annualized) to average loans	-0.13%	-0.17%	0.24%	0.53%	0.08%

(Unaudited; $ in thousands)

Note

As contemplated during the Public Offering, the Company awarded certain performance-based restricted shares to officers and directors following the holding company reorganization. These shares vest one-third each when the Company's stock price per share reaches the following performance thresholds for 30 consecutive trading days: (i) 125% of offer price ($8.13); (ii) 140% of offer price ($9.10); and (iii) 160% of offer price ($10.40). These anti-dilutive restricted shares are issued (and thereby have voting rights), but are not included in earnings per share or tangible book value per share calculations until they vest (and thereby have economic rights). There were 554,400 shares outstanding at June 30, 2014 , March 31, 2014 , December 31, 2013 and September 30, 2013, and 568,260 shares outstanding at June 30, 2013

Peer Group

PARKSTERLING

- The peer institutions listed below have been selected based on the following criteria:
  - Publicly traded depository
  - Generally headquartered in the Carolinas, Virginia or Georgia
  - Total assets between $1 billion and $10 billion
  - Material presence in Park Sterling's current operating markets (generally, based on branch presence)

	Insitution	Ticker	Exchange	State	City	Total Assets 2014Q1	Market Capitalization	Dividend Yield	Price / Tangible Book Value	Price / LTM EPS
						($ in thousands)	($ in millions)	(% annualized)	(%)	(%)
1	American National Bankshares Inc.	AMNB	NASDAQ	VA	Danville	$ 1,307,512	$ 174.0	4.18	135.3	11.5
2	Ameris Bancorp	ABCB	NASDAQ	GA	Moultrie	3,672,318	567.8	0.94	205.6	24.1
3	BNC Bancorp	BNCN	NASDAQ	NC	High Point	3,229,576	491.0	1.21	183.7	23.3
4	Capital Bank Financial Corp.	CBF	NASDAQ	FL	Coral Gables	6,622,241	1,179.1	-	126.4	27.9
5	Carter Bank & Trust	CARE	OTCQB	VA	Martinsville	4,661,811	304.6	3.45	97.6	11.5
6	Community Bankers Trust Corporation	ESXB	NASDAQ	VA	Richmond	1,089,532	92.5	-	98.6	17.0
7	CommunityOne Bancorp	COB	NASDAQ	NC	Asheboro	1,985,032	204.9	-	274.5	46.6
8	Eastern Virginia Bankshares, Inc.	EVBS	NASDAQ	VA	Tappahannock	1,027,663	74.4	-	98.0	NM
9	First Bancorp	FBNC	NASDAQ	NC	Southern Pines	3,186,461	336.4	1.87	142.0	15.4
10	First Citizens Bancorporation, Inc.	FCBN	OTCQB	SC	Columbia	8,374,101	660.7	0.14	115.5	13.9
11	First Community Bancshares, Inc.	FCBC	NASDAQ	VA	Bluefield	2,602,515	259.9	3.40	123.4	13.2
12	Hampton Roads Bankshares, Inc.	HMPR	NASDAQ	VA	Virginia Beach	1,950,272	280.9	-	149.2	41.3
13	HomeTrust Bancshares, Inc.	HTBI	NASDAQ	NC	Asheville	1,629,325	326.6	-	86.5	25.7
14	NewBridge Bancorp	NBBC	NASDAQ	NC	Greensboro	1,965,232	278.3	-	144.8	12.0
15	Palmetto Bancshares, Inc.	PLMT	NASDAQ	SC	Greenville	1,090,795	179.0	-	141.0	6.5
16	**Park Sterling Corporation**	**PSTB**	**NASDAQ**	**NC**	**Charlotte**	**1,963,039**	**298.3**	**1.20**	**129.2**	**19.1**
17	Peoples Bancorp of North Carolina, Inc.	PEBK	NASDAQ	NC	Newton	1,034,684	90.7	0.99	102.5	13.0
18	Southern BancShares (N.C.), Inc.	SBNC	OTCQB	NC	Mount Olive	2,269,581	135.0	0.10	79.1	10.1
19	South State Corporation	SSB	NASDAQ	SC	Columbia	7,938,618	1,442.5	1.34	258.7	24.2
20	TowneBank	TOWN	NASDAQ	VA	Portsmouth	4,672,997	565.9	2.74	143.4	13.7
21	Union First Market Bankshares Corporation	UBSH	NASDAQ	VA	Richmond	4,179,079	1,166.1	2.22	181.9	21.2
22	United Community Banks, Inc.	UCBI	NASDAQ	GA	Blairsville	7,425,419	969.3	0.74	138.3	3.5
23	VantageSouth Bancshares, Inc.			NC	Raleigh	2,118,921	-	-	-	-
24	Yadkin Financial Corporation	YDKN	NYSE	NC	Elkin	1,805,458	590.2	-	169.2	16.5
	AVERAGE					$ 3,241,758	$ 445	1.02	138.5	17.9

Source: SNL Financial; market data as of July 15, 2014